Exhibit 99.1

M&T Bank Corporation, People’s United Receive Shareholder

Approval For Merger

Buffalo, NY and Bridgeport, CT, May 26, 2021 — M&T Bank Corporation (NYSE: MTB) (“M&T”) and People’s United Financial, Inc. (NASDAQ: PBCT) (“People’s United”) jointly announced that, at their respective special meetings of shareholders yesterday, they each received the necessary shareholder approvals for the consummation of the merger of People’s United into M&T.

M&T and People’s United expect the transaction to be completed promptly once they have obtained necessary regulatory approvals and have satisfied certain other closing conditions. The combined company will create the 11th largest bank in the United States, based on assets of approximately $200 billion, spanning 12 states from Maine to Virginia and the District of Columbia and with a network of more than 1,100 branches and over 2,000 ATMs, at the time of the merger announcement.

“This is an important milestone in our journey to become one bank with a shared purpose and commitment to our customers and local communities,” said René Jones, chairman and chief executive officer of M&T, who will lead the combined company in the same capacity. “The approval underscores the confidence that both companies’ shareholders have in the strategic rationale and the financial benefits of the merger.”

The combined franchise will operate across some of the most populated and attractive banking markets in the U.S. As part of the transaction, People’s United’s current headquarters in Bridgeport, Connecticut will become the New England regional headquarters for M&T, further strengthening the combined company’s commitment to Connecticut and the region.

“Today’s vote demonstrates the high-level of certainty shareholders have in the underlying value of the merger and in the ability of the combined company to better serve our customers, colleagues, and communities,” said Jack Barnes, chairman and chief executive officer, People’s United. “We are excited about what the future holds and look forward to the joining of two market-leading financial institutions to strengthen our ability to deliver value-added financial solutions and advice to a greater number of individuals and businesses.”

About M&T Bank Corporation

M&T Bank Corporation is a financial holding company headquartered in Buffalo, New York. M&T’s principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia. Trust-related services are provided by M&T’s Wilmington Trust-affiliated companies and by M&T Bank.

About People’s United Financial

People’s United Financial, Inc. is a financial holding company headquartered in Bridgeport, Connecticut. People’s United Bank, N.A., a subsidiary of People’s United Financial, Inc., is a diversified, community-focused financial services company with approximately 6,000 employees. Founded in 1842, People’s United Bank offers commercial and retail banking through a network of over 400 retail locations in Connecticut, New York, Massachusetts, Vermont, New Hampshire and Maine, as well as wealth management solutions. The company also provides specialized commercial services to customers nationwide. As of March 31, 2021, People’s United had total assets of more than $64 billion, loans of $42.8 billion and deposits of $53.5 billion.

M&T Contacts	People’s United Contacts

Investors:	Investors:
Donald J. MacLeod	Andrew S. Hersom
716-842-5138	203-338-4581

Media:	Media:
Maya Dillon	Steven Bodakowski
646-735-1958	203-338-4202

Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about M&T’s and People’s United’s businesses, beliefs of M&T’s and People’s United’s management and assumptions made by M&T’s and People’s United’s management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and M&T’s and People’s United’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between M&T and People’s United; the outcome of any legal proceedings that may be instituted against M&T or People’s United; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where M&T and People’s United do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; M&T’s and People’s United’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by M&T’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of M&T and People’s United; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination and its announcement could have an adverse effect on either or both parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the proposed combination may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; revenues following the proposed combination may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transactions; the unforeseen risks relating to liabilities of M&T or People’s United that may exist; and uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic on People’s United, M&T and the proposed combination.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T, People’s United or their respective subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

M&T and People’s United provide further detail regarding these risks and uncertainties in their respective latest Form 10-Ks and subsequent Form 10-Qs, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings. Forward-looking statements speak only as of the date made, and neither M&T nor People’s United assumes any duty and does not undertake to update forward-looking statements.

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